Commitments and Contingent Liabilities	12 Months Ended
Dec. 31, 2024
Commitments and Contingent Liabilities [Abstract]
COMMITMENTS AND CONTINGENT LIABILITIES

NOTE 11 - COMMITMENTS AND CONTINGENT LIABILITIES:

a.	Royalties:

In addition to its own intellectual property, the Company also embeds certain off the shelf technologies (Intellectual Property (“IP”)) licensed from third parties in its chip technology.

These are typically non-exclusive contracts provided under royalty-accruing and/or paid-up licenses. Once deployed in the Company’s products, such licenses for commercial use are generally perpetual.

Royalty arrangements with certain vendors are vary between 0.4%-3.5% of net revenues per chip plus additional royalties of up to $0.1 per chip.

The royalties’ expenses totaled to $412 thousand, $725 thousand and $903 thousand for the years ended December 31, 2024, 2023 and 2022, respectively. The royalties were recorded as part of cost of revenues.

b.	The Israel Innovation Authority (formerly known as “Office Of Chief Scientist”)

Until 2016, the Company received grants from the Israel Innovation authority (“IIA”) for participation in research and development costs of the Company’s. The IIA grants were recognized when grants were received and presented as a deduction from research and development expenses. The Company repaid the IIA all its liability for the received grant.

While the Company has no outstanding obligation to the IIA, the Company is still subject to the provisions of the Research and Development law in Israel.

c.	Noncancelable Purchase Obligations

The Company depends upon third party subcontractors for manufacturing of wafers, packaging and final tests. As of December 31, 2024, and 2023, the total value of open purchase orders for such manufacturing contractors was approximately $8,044 thousand and $4,951 thousand, respectively.

The Company has noncancelable purchase agreements for certain IP embedded in the Company products as well as certain agreement for the license of development tools used by the development team. As of December 31, 2024, and 2023, the total value of non-paid amounts related to such agreements totaled $2,349 thousand and $5,513 thousand, respectively.

d.	Legal proceedings

As of December 31, 2024, and 2023, the Company is not a party to, or subject to the provisions of any order, writ, injunction, judgment or decree of any court or governmental agency or instrumentality. There is no material action, suit, proceeding or investigation by the Company currently pending or that the Company intends to initiate.

On March 26, 2024, the Company received a complaint from a customer regarding allegedly damaged chips due to a certain batch production incident that customer embedded in its product. The company identified and remedied the production process. On September 10, 2024, the customer sent a cost claim letter in the amount of 2,096 thousand Euro ($2,182 thousand as of December 31, 2024). As of December 31, 2024, this incident and its full results are still being discussed between the Company, the customer and the relevant insurers, and the actual expenses may eventually be higher than those recorded by the Company.

As of December 31, 2024, the Company has recorded a relevant provision in its books, within its other current liabilities. Relevant expenses were recorded in the general and administrative expenses. The Company believes that it will be able to obtain reimbursement from its product liability insurance, however there is no certainty that the Company will be able to recure the entire expenses amount from the insurance company. As of December 31, 2024, the Company has not yet recorded an asset in its books.